Exhibit 99.2
IN THE COURT OF COMMON PLEAS
CUYAHOGA COUNTY, OHIO

BRANTLEY CAPITAL CORPORATION	)	CASE NO.:
287 Bowman Ave. 2nd Floor	)
Purchase, New York 10577)
)
Plaintiff,	)
Vs.	)	JUDGE
)
ROBERT P. PINKAS	)	COMPLAINT
19100 South Park Blvd.	)	(JURY DEMAND ENDORSED
Cleveland, OH 44122)		HEREON)
)
PAUL H. CASCIO	)
C/o Brantley Capital Management LLC	)
3201 Enterprise Parkway	)
Cleveland Ohio 44122)
)
SHAWN WYNNE	)
C/o Brantley Capital Management LLC	)
3201 Enterprise Parkway	)
Cleveland Ohio 44122)
)
MICHAEL J. FINN	)
C/o Brantley Capital Management LLC	)
3201 Enterprise Parkway	)
Cleveland Ohio 44122)
)
TAB KEPLINGER	)
C/o Brantley Capital Management LLC	)
3201 Enterprise Parkway	)
Cleveland Ohio 44122)
)
BRANTLEY CAPITAL MANAGEMENT L.L.C.	)
C/o CT Corporation Systems	)
1300 East Ninth Street	)
Cleveland Ohio 44114)
)
BRANTLEY CAPITAL MANAGEMENT Ltd.	)
C/o Michael J. Finn	)
3201 Enterprise Parkway	)
Cleveland Ohio 44122)
)

BRANTLEY MANAGEMENT COMPANY	)
Aka Pinkas Management Company	)
C/O CT Corporation Systems	)
1300 East Ninth St.	)
Cleveland Ohio 44114)
)
)
BRANTLEY VENTURE PARTNERS IV LP	)
C/O Robert P. Pinkas	)
19100 South Park Blvd.	)
Cleveland, OH 44122)
)
BRANTLEY VENTURE PARTNERS III LP	)
1300 E. Ninth Street	)
Cleveland Ohio 44114)
)
BRANTLEY VENTURE PARTNERS II LP	)
C/O Robert P. Pinkas	)
19100 South Park Blvd.	)
Cleveland, OH 44122)
)
BRANTLEY VENTURE PARTNERS LP	)
C/O Robert P. Pinkas	)
19100 South Park Blvd.	)
Cleveland, OH 44122)
)
BRANTLEY VENTURE MANAGEMENT II LP	)
C/O Robert P. Pinkas	)
19100 South Park Blvd.	)
Cleveland, OH 44122)
)

BRANTLEY VENTURE MANAGEMENT III LP	)
C/O CT Corporation Systems	)
1300 E. Ninth Street	)
Cleveland Ohio 44114)
) ) ) )

BRANTLEY VENTURE MANAGEMENT IV LP	)
C/O Acfb Inc.	)
2300 BP America Bldg.	)
200 Public Square	)
Cleveland Ohio 44114)
)
and	)
)
PINKAS FAMILY PARTNERS LP	)
Aka Pinkas Family Partners Limited Partnership	)
C/O CT Corporation Systems	)
1300 E. Ninth Street	)
Cleveland Ohio 44114)
     For its Complaint, Brantley Capital Corporation by and through counsel, hereby states and alleges as follows:
PARTIES
     1. Brantley Capital Corporation is a corporation organized and existing under the laws of the State of Maryland (“Brantley”), and is registered to do business in the State of Ohio as a foreign corporation. At all times relevant hereto, Brantley’s principal place of business was at 3201 Enterprise Parkway, Beachwood, Cuyahoga County, Ohio, 44122.
     2. Robert P. Pinkas (“Pinkas”) was at all times relevant hereto a resident of Ohio, and an officer, shareholder and director of Brantley and an officer, shareholder, member and/or director of Brantley Capital Management, L.L.C. (“BCM”) and a principal, partner, sole proprietor and/or a member of Brantley Venture Partners, Brantley Venture Partners II, Brantley Venture Partners III, Brantley Venture Partners IV, Brantley Venture Management, Brantley Venture Management LP II, Brantley Venture Management LP III, Brantley Capital Management, Ltd., Brantley Management

Company, (“BMC”), Pinkas Family Partners LP and Brantley Venture Management LP IV (which will collectively be referred to herein as the “Pinkas Entities”).
     3. BCM at all times relevant hereto was a limited liability company organized and existing under the laws of the State of Delaware which received payments from Brantley for investment advisory services.
     4. Paul H. Cascio (“Cascio”) was at all times relevant hereto a resident of Ohio, and an officer, director and/or agent of Brantley and/or BCM and/or BMC and was involved with, employed by, or related to, certain Pinkas Entities.
     5. Shawn Wynne (“Wynne”) was at all time relevant hereto a resident of Ohio, and an employee and/or agent of Brantley and/or BCM and/or BMC and was involved with, employed by, or related to, certain Pinkas Entities.
     6. Tab Keplinger (“Keplinger”) was at all times relevant hereto, a resident of Ohio and an employee of Brantley and/or of BCM and/or of BMC and was involved with, employed by, or related to, certain Pinkas Entities.
     7. Michael J. Finn (“Finn”) was at all times relevant hereto, a resident of Ohio, and an employee and/or agent of Brantley and/or BCM and/or BMC and was involved with, employed by, or related to, certain Pinkas Entities.
     8. Upon information and belief, Brantley Venture Partners, Brantley Venture Partners II, Brantley Venture Partners III, Brantley Venture Partners IV,
Brantley Venture Management, Brantley Venture Management LP II, Brantley Venture Management LP III, Pinkas Family Partners LP, and Brantley Venture Management LP IV are each Limited Liability Companies or Limited Partnerships formed under the laws of the State of Ohio or of Delaware, and Pinkas is a member or partner of, and effectively controls, each such entity.
     9. Upon information and belief, BMC is a sole proprietorship or a general partnership owned by Pinkas and/or members of his immediate family.
     10. Brantley Capital Management, Ltd., is a Delaware corporation licensed to do business in the State of Ohio.
STATEMENT OF FACTS
     11. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein.
     12. Brantley at all times relevant hereto was a publicly traded corporation with headquarters in Cuyahoga County Ohio.
     13. During substantially all of the time in which the events that are the subject matter of this Complaint occurred, Pinkas held one or more of the following offices: Chief Executive Officer, Chief Financial Officer and/or Chairman of the Board of Directors of Brantley.
     14. Pinkas at all time relevant hereto was a member, partner, shareholder or sole proprietor of each of the Pinkas Entities and exercised effective control over each of said entities.
     15. At all times relevant hereto, BCM charged investment advisory fees of 2.85% per annum of the Net Asset Value of Brantley and acted as the investment advisor to Brantley.
     16. Brantley is a publicly traded business development company primarily providing equity and long-term debt financing to small and medium-sized private companies throughout the United States. Each company in which Brantley invests is referred to herein as a “Portfolio Company.” Brantley is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”).
FIRST CAUSE OF ACTION
(Against Pinkas, Finn, Cascio and Wynn)
     17. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein.
     18. Defendants Pinkas, Finn, Cascio and Wynne took actions at various times between 2002 and 2004 which actions were not authorized by or disclosed to the Board of Directors of Brantley, and caused Brantley to enter into Guarantees of loans to, or for the benefit of, Portfolio Companies. The “Guarantees” are as follows:
(a)	On or about December 15, 2004, Cascio executed a document purporting to obligate Brantley to guarantee obligations of Orion HealthCorp. in the amount of $727,273, and executed and delivered an Amended and Restated Guaranty Agreement for the benefit of said company and more than a dozen other entities on or about March 22, 2005 in the amount of $502,273;

(b)	On or about March 21, 2004, Wynne executed a document purporting to obligate Brantley to guarantee $1.3 Million Dollars to Huntington Bank for the benefit of Disposable Products Company. L.L.C. (“DPC”);

(c)	On or about June 14, 2002, Wynne executed a document purportedly obligating Brantley to guarantee, on behalf of DPC, an obligation to Sellars Absorbent Materials, Inc. in the amount of $250,000 plus up to $150,000 in legal expenses;

(d)	On or about January 24, 2003, Wynne executed a document purportedly obligating Brantley to guarantee a DPC obligation to Print Management Partners in the amount of $50,000;

(e)	On or about December 24, 2004, Cascio executed a document purportedly obligating Brantley to guarantee an obligation to WesBanco Bank, Inc. on behalf of DPC in the amount of $1,000,000;

(f)	On or about September 13, 2004, Wynne executed a Guarantee on behalf of Brantley to the law firm of Liederbach, Hahn, Foy & Petri, and P.C. purportedly guaranteeing payment of any legal fees incurred by such firm for the benefit of DPC;

(g)	On or about January 10, 2003, Pinkas executed a document purportedly obligating Brantley to Guarantee an Objective Industrial Investments/Grand River Industries obligation in the amount of $200,000.
     19. As of October 6, 2006, Brantley has paid the sum of $1,464,426 to third parties as a result of the foregoing guarantees. The total liability to which Brantley was obligated pursuant to the Guarantees during the relevant time periods was $3,703,000.
     20. None of the Guarantees listed in Paragraph 18 a – g above were disclosed to, or authorized by, the Board of Directors of Brantley. In addition, Brantley received no consideration for any of these “guarantees.”
     21. At the time that the “guarantees” to DPC were made, Pinkas was the Chairman of such Company, which fact was not known by, or disclosed to, the Board of Directors of Brantley.
     22. At the time that the “guarantees” to Objective Industrial Investments/Grand River Industries were made, Pinkas had a significant financial interest in such company.
     23. Neither Pinkas, nor Cascio, nor Finn, nor Wynne, nor any other person or
     24. entity was authorized to execute any Guarantee on behalf of Brantley. The actions of these named Defendants have caused Brantley to be damaged in the amount of $1,464,426 already paid, plus an additional $2,300,000 in loan Guarantees on which Brantley was liable.
     24. Brantley has been damaged and has incurred legal, administrative and other expenses in connection with the investigation and resolution of these “guarantees.”
SECOND CAUSE OF ACTION
(Against BCM and Pinkas)
     25. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein.
     26. BCM acted as the investment advisor to Brantley from November 26, 1996 through September 28, 2005.
     27. For the period of November 26,1996 through December 31, 2004, BCM charged a fee to Brantley of 2.85% of Brantley’s net assets on an annual basis as compensation for its services. The total amount paid to BCM for this period of time is in excess of Twelve Million Dollars ($12,000,000), although the total amount is currently unknown.
     28. On March 7, 1995, BCM registered with the Securities and Exchange Commission (“SEC”) as an investment advisor. However, BCM failed to timely file Form ADV-T by July 8, 1997, which caused the SEC to cancel the registration of BCM as an investment advisor on August 7, 1998.
     29. Upon information and belief, the original investment advisory agreement by and between Brantley and BCM was never properly approved by the Board of Directors of Brantley in accordance with the procedures mandated by the 1940 Act, and therefore, all of the fees paid to BCM were unauthorized and paid unlawfully, and demand is hereby made for the return of such funds plus interest thereon from the date of payment.
     30. All fees paid to BCM on and after August 7, 1998 were paid unlawfully because BCM was not a properly registered investment advisor and/or was not properly approved by the Board of Directors of Brantley as required by Section 15(c) of the 1940 Act, and demand is hereby made for the return of all such funds plus interest thereon from the date of payment.
THIRD CAUSE OF ACTION
(Against Pinkas and BCM)
     31. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein.
     32. Upon information and belief, Pinkas caused Brantley to make payments to

BCM pursuant to an ineffective investment advisory agreement when he knew or should have known that such agreement was not effective because, inter alia, BCM was not registered as an investment advisor on or after August 7, 1998.
     33. Pursuant to Section 15 (c) of the 1940 Act, an Investment Advisor Agreement must be authorized by a vote of the independent directors of a regulated investment company on an annual basis at an in person meeting called for the purpose of voting on such agreement.
     34. For the period of 2004 and 2005 the vote of independent directors, if any, authorizing the Investment Advisor Agreement was ineffective because one of the directors, Mr. Peter Saltz, did not qualify as an independent director because of a loan that he had made to BCM. In addition, no in-person meeting was held in those years in violation of Section 15 (c) of the 1940 Act.
     35. The fact that the Board lacked a sufficient number of independent directors was known to Pinkas because he received, directly or on behalf of BCM, the monies from Mr. Saltz, but such fact was not communicated to the other members of the Board.
     36. Pinkas, as an officer and director of both Brantley and BCM, knew or should have known that his actions in borrowing money from Saltz tainted the board and rendered the BCM investment advisory agreement ineffective.
     37. Upon information and belief, the requisite in-person meeting was never conducted by the Board, a fact that was known to Pinkas and through him by BCM. The failure to have such meetings renders the advisory agreement voidable and Brantley hereby voids said agreement and demands a return of all funds paid pursuant to the Agreement plus interest from the date of payment.
     38. Brantley is entitled to reimbursement of all management fees paid during the period of time that Saltz was not an independent director. Brantley paid to BCM the sum of $1,925,471 in 2004, and an unknown amount in 2005, all of which were paid pursuant to an ineffective agreement.
FOURTH CAUSE OF ACTION
(Against Pinkas and BCM)
     39. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein.
     40. For the period of January 1, 2003 through September 28, 2005, BCM charged Brantley a fee equal to 2.85% per annum of the value of the Portfolio assets, in violation of agreement among various parties including Plaintiff and BCM, which agreement was memorialized in a Memorandum of Understanding dated March 19, 2003 entered into in settlement of Goldstein vs. Brantley, 02-cv-1998, U.S. District Court, Northern District of Ohio (2002) which authorized a fee of only 2.5% per annum of the net asset value of the Portfolio Companies.
     41. Brantley paid BCM an additional $510,775 in fees as a result of paying 2.85% instead of 2.50% after the effective date provided in the MOU.
     42. BCM also received the sum of Two Hundred Thousand Dollars ($200,000) from Brantley on or about September 15, 2005 as reimbursement for expenses, but such expenses have never been identified to Brantley. Upon information and belief, such sums were not properly reimbursable under the agreement between the parties.

     43. Pinkas and BCM knew that they were overcharging Brantley during this period of time and thereby damaged Brantley.
FIFTH CAUSE OF ACTION
(Against Pinkas, BCM, Cascio, Finn, Wynne and Keplinger)
     44. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein.
     45. Upon information and belief, Pinkas, Cascio, Finn, Wynne and Keplinger knowingly caused inflated values of the Portfolio Companies to be presented to the Brantley Board of Directors at various meetings.
     46. Said inflated values were presented to the Board when the Defendants knew or should have known of the inaccuracy of the values.
     47. Fees paid to BCM by Brantley were based upon multiplying the value of each of the Portfolio Companies as reported by BCM to Brantley by the percentage set forth in the Advisory Agreement (or the MOU).
     48. The Defendants took various actions to inflate the values of the Portfolio Companies so as to increase the fees due and payable to BCM.
     49. As a result, Brantley overpaid management fees to BCM in an amount to be determined at trial.
SIXTH CAUSE OF ACTION
(Against Pinkas and BCM)
     50. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein.
     51. The MOU referred to in the Fourth Count specifically provided that “[a]fter

June 11, 2003, BCC [Brantley] shall not pay any advisory fees to BCM until Goldstein has been paid in full.” MOU Paragraph 7 (b).
     52. Mr. Goldstein was not paid the money he was due under the MOU until October 25, 2005.
     53. Pinkas caused Brantley to pay to BCM in excess of $4,000,000 in advisory fees between June 11, 2003 and October 25, 2005 in direct violation of the MOU, which was part of a Court order.
     54. The actions of Pinkas and BCM in taking these advisory fees damaged Brantley in an amount to be determined at trial.
SEVENTH CAUSE OF ACTION
(Against Pinkas, BCM and the Pinkas Entities)
     55. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein.
     56. In 2004 and 2005, Pinkas caused Brantley to pay for insurance for “other named insureds”.
     57. The other named insureds included BCM, Brantley Venture Partners, Brantley Venture Partners LP II, Brantley Venture Partners LP III, Brantley Venture Partners LP IV, Brantley Venture Management, Brantley Venture Management II, Brantley Venture Management III, Brantley Venture Management IV, Robert P. Pinkas dba Brantley Management Company and Pinkas Family Partners LP.
     58. Pinkas breached his fiduciary duty to Brantley by causing Brantley to obtain and pay for insurance for the Pinkas Entities and BCM.
     59. As a result, Brantley was damaged by paying excessive insurance premiums in an amount to be determined at trial.
EIGHTH CAUSE OF ACTION
(Against Pinkas, BCM, Cascio, Finn and Wynn)
     60. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein.
     61. Upon information and belief, Cascio, Pinkas, Finn and/or Wynne, acting individually or in concert, caused Brantley to pay legal fees incurred by BCM, Pinkas and various other Pinkas Entities.
     62. As a result, Brantley was damaged by paying excessive legal fees in an amount to be determined at trial.
NINTH CAUSE OF ACTION
(Against Pinkas, Pinkas Entities and BCM)
     63. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein.
     64. Flight Options International, Inc. or its predecessor (“FOI”) was one of the Brantley Portfolio Companies for the period of December 12, 1997 through September 28, 2005.
     65. Pinkas, individually or through one or more of the Pinkas Entities, directly or indirectly, leased one or more airplanes to FOI and received remuneration thereby. This fact was concealed from Brantley and its Board of Directors.
     66. The foregoing actions constitute an undisclosed conflict of interest by Pinkas and a breach of his fiduciary duty to Plaintiff.

     67. Pinkas, individually or through one or more of the Pinkas Entities, entered into a Put/Call agreement with FOI and others pursuant to which he was “guaranteed” a minimal value for the airplanes that he was leasing, directly or indirectly, to FOI. This fact was concealed from Brantley and its Board of Directors.
     68. Pinkas and other Defendants withheld information from the Board of Directors of Brantley concerning the true value of FOI by engaging in certain inappropriate accounting techniques including but not limited to failing to account for certain liabilities of FOI in its financial reporting, and withholding valuation reports from the Board which indicated a lower valuation than that which was reported to the Board.
     69. Withholding the information concerning the undisclosed conflicts of interest and the true value of FOI caused the Board to accept and approve inflated values of FOI at numerous Board meetings.
     70. As a result of the inflated values of FOI, which the Defendants knew or should have known were inaccurate, BCM received unwarranted management fees.
     71. As a result of the actions of withholding information concerning the conflict of interest and withholding the true value of FOI from the Board of Brantley, Pinkas sought to increase or maintain the value of the airplanes owned by him (directly or indirectly) and leased to FOI, all at the expense of Brantley.
     72. Pinkas through his actions caused Brantley to assume some of his personal liabilities and/or those of one or more Pinkas Entities in connection with the Global Settlement of the ownership of FOI thereby damaging Brantley.

     73. As a result of the foregoing actions, Brantley was damaged and Pinkas, one or more Pinkas Entities and BCM benefited, at Brantley’s expense in an amount to be determined at trial.
TENTH CAUSE OF ACTION
(Against Pinkas, BCM, Pinkas Entities, Wynn, Finn, Keplinger and Cascio)
     74. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein.
     75. Disposable Products Company, LLC. (“DPC”) was one of the Brantley Portfolio Companies for the period beginning on August 10, 1998.
     76. Pinkas, individually or through one or more of the Pinkas Entities, directly or indirectly, had an equity interest in DPC.
     77. For a portion of the time period during which DPC was a Brantley Portfolio Company Pinkas was the Chairman of the Board of DPC.
     78. The fact that Pinkas was the Chairman of the Board of DPC was not disclosed to, or known by, the Board of Brantley. Being Chairman of the Board of DPC at the same time that he was Chairman of the Board of Brantley created a conflict of interest for Pinkas. Such conflict was not known by, or disclosed to, the Board of Brantley, but was known by Pinkas, Wynne, Finn, Keplinger and Cascio.
     79. The foregoing actions constitute an undisclosed conflict of interest by Pinkas and a breach of his fiduciary duty to Plaintiff. Such conflict caused monetary harm to Brantley in an amount to be determined at trial.
     80. On numerous occasions Pinkas, Wynne, Cascio, Keplinger and Finn withheld information from the Board concerning the true value of DPC.

     81. Pinkas, Wynne and Cascio executed unauthorized “guarantees” by Brantley of debts and obligations of DPC when they had actual knowledge of the undisclosed conflict of interest regarding Pinkas and DPC.
     82. Such “guarantees” constituted “off-balance sheet arrangements” which should have been disclosed to the investing public in various SEC-required reports. Such matters were NOT so revealed. In fact, in the Form 10-K (filed as an 8-K) in June 2005 for the fiscal year ended December 31, 2004, one or more of the individual defendants certified that there were no off balance sheet arrangements. Such failure to accurately report matters to the SEC and to the Board of Directors of Brantley constituted a breach of fiduciary duty by the individual defendants, which caused monetary harm to Brantley in an amount to be determined at trial.
     83. Withholding the information concerning the undisclosed conflict of interest and the true value of DPC caused the Board to accept and approve an inflated value of DPC at several Board meetings.
     84. As a result of the inflated values of DPC, which the Defendants knew or should have known were inaccurate, BCM received unwarranted fees.
     85. As a result of the actions of withholding information concerning the conflict of interest, withholding the true value of DPC, and withholding information about the unauthorized guarantees from the Board of Brantley, Pinkas sought to increase or maintain the value of his interest in DPC at the expense of Brantley.
     86. As a result of the actions of withholding information concerning the true value of DPC and engaging in the unauthorized “guarantees,” Pinkas, Wynne and Cascio were able, through BCM, to charge and receive higher management fees than those to which they were properly entitled, thereby damaging Brantley.
     87. In his dual capacity as chairman of DPC and of Brantley, Pinkas caused Brantley to “guarantee” DPC obligations which, in effect, caused Brantley to be the “bank of last resort” for DPC. Such activity was not known by, disclosed to, or authorized by, the Board of Brantley.
     88. As a result, Brantley was damaged and Pinkas and the other individual defendants were benefited in an amount to be determined at trial.
ELEVENTH CAUSE OF ACTION
(Against Pinkas and BCM)
     89. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein.
     90. In 2002-2003, Plaintiff was a defendant in a shareholder’s derivative action known as Kornfeld vs.Pinkas, 02-cv-1998, US District Court, N.D. Ohio (2002).
     91. Plaintiff applied to its insurance carrier for reimbursement of certain expenses and agreed to accept the sum of Seven Hundred Thousand Dollars ($700,000) from said carrier in settlement of its claim.
     92. On or about April 21, 2004 checks totaling $700,000 were deposited into State Street Bank account # 11000/000 held in the name of Brantley Capital Corporation/Brantley Capital Management (“Joint Account”).
     93. None of the $700,000 was transferred from the Joint Account into any account controlled exclusively by Plaintiff; said $700,000 was converted by Pinkas for the benefit of BCM.

     94. Brantley had been damaged by not having the benefit of the $700,000 to which it was entitled.
TWELFTH CAUSE OF ACTION
(Against Pinkas, BCM and the Pinkas Entities)
     95. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein.
     96. An agreement was executed on or about December 20, 2005 by and among Flight Options LLC, Raytheon Company, Raytheon Aircraft Holdings, Inc., Pinkas, certain Pinkas Entities and various other parties (the “Global Settlement”).
     97. The Global Settlement provided that Raytheon was to contribute value of approximately $43,000,000 for FOI. Of this amount, $6,093,100 should have been distributed to Brantley as consideration for its 14.17% equity ownership. The amount actually received by Brantley after all deductions was $84,618.
     98. Brantley’s proportion of the distribution was diminished by payments made to or on behalf of Pinkas and/or the Pinkas Entities including approximately $12 M in Pinkas’ personal liabilities and payment under a Put/Call Agreement that inured to Pinkas’ benefit.
     99. Through their manipulation of various elements of FOI and its relationship to Raytheon and Brantley, Pinkas was able to receive significant monetary benefits from the sale of Brantley’s interest in FOI to Raytheon, to the detriment of Brantley. From the sale of its interest in FOI, Brantley received $84,618 while Pinkas, the Pinkas Entities and others received, directly and indirectly, in excess of $24 Million Dollars.
     100. Brantley has been damaged by Pinkas’ actions in regard to the sale of its interest in FOI in an amount to be determined at trial.
THIRTEENTH CAUSE OF ACTION
(Against Pinkas)
     101. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein.
     102. At the Shareholders Meeting held on September 17, 2002 in Beachwood Ohio, Pinkas knowingly misled the Shareholders and the other directors of Brantley when he denied that he derived any personal benefits, directly or indirectly, from his relationship with any of Brantley’s Portfolio Companies.
     103. At such meeting Pinkas stated that he derived no personal benefit from any Portfolio Company and that he was only “a paying customer” of Flight Options along with every other customer.
     104. At the time that he made these statements, he was a party to the Put/Call Agreement referred to in Count Twelve, and, upon information and belief, was a party to lease agreements with FOI or an affiliated company through one or more of the Pinkas Entities.
     105. The statements by Pinkas were false when made, and Pinkas knew that they were false.
     106. The statements constitute fraud and violated the defendant’s fiduciary duties to Brantley, and caused it monetary damage in an amount to be determined at trial.

FOURTEENTH CAUSE OF ACTION
(Against Pinkas, Wynne, Cascio, Finn and Keplinger)
     107. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein.
     108. Pinkas and other individual defendants knowingly published false statements in various SEC-mandated public filings made on behalf of Brantley, including but not limited to the statement “We did not have any material off-balance sheet arrangements, as defined in Item 303 (a) of Regulation S-K under the Exchange Act for the fiscal year ended December 31, 2004” made in the Form 10-K (filed as an 8-K) filed for that year. Such statement was false when made and certain of the individual defendants knew such statement was false.
     109. The actions described were affirmative falsifications, constitute fraud and violated the defendants’ fiduciary duties to Brantley, caused it to be named as a defendant in one or more securities fraud actions, and caused it monetary damage in an amount to be determined at trial.
FIFTEENTH CAUSE OF ACTION
(Against Pinkas, Cascio, Wynne, Finn and Keplinger)
     110. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein
     111. The actions of the natural person defendants that were taken in their roles as officers, directors, employees, or agents of Brantley were beyond the scope of their authority and were ultra vires as to Brantley.
     112. Brantley has been damaged by these ultra vires actions in an amount to be determined at trial.
SIXTEENTH CAUSE OF ACTION
(Against all defendants)
     113. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein
     114. The actions of the respective Defendants alleged in Counts One through Fifteen constitute fraud under Ohio law in that each Count includes false representations, knowingly made to Brantley by the respective Defendants with the intent that Brantley would rely to its detriment on said false representations. Brantley did rely to its detriment on said false representations, and as a result, did incur damages in an amount to be determined at trial.
SEVENTEENTH CAUSE OF ACTION
(Against all Defendants)
     115. Plaintiff hereby realleges and re-avers all of the statements contained in the preceding Paragraphs as if fully re-written herein
     116. The actions alleged in Counts One through Fifteen herein were committed by the respective Defendants with sufficient malice, ill will and/or reckless disregard of injury to others so as to justify punitive damages under Ohio law.
     WHEREFORE, Plaintiff demands judgment against Defendants, jointly and severally, as follows:
A.	For Counts One through Seventeen, compensatory damages in an amount to be determined at trial;

B.	For Counts One through Seventeen, punitive damages in an amount to be determined at trial;

C.	Judgment for the reasonable costs, including reasonable attorney fees, for prosecuting this case;

D.	Such other relief as the Court may deem just and proper.

Respectfully submitted,

Edward F. Siegel (0012912)
27600 Chagrin Blvd., Ste. 340
Cleveland, OH 44122
(216) 831-3424
(216) 831-6584 (fax)
efsiegel@efs-law.com

Edward W. Cochran (0032942)
20030 Marchmont Rd.
Cleveland Ohio 44122
Tel: (216) 751-5546
Fax: (216) 751-6630 (fax)
edwardcochran@adelphia.net

Attorneys for Plaintiff
JURY DEMAND
     Plaintiff respectfully demands a trial by jury as to all issues contained herein.

Edward F. Siegel (0012912)

Attorney for Plaintiff